UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2010

BIG BEAR MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-32904
(Commission File Number)

20-4350483
(IRS Employer Identification No.)

15111 N. Hayden Rd., Suite 160, Scottsdale, Arizona 85260
(Address of principal executive offices and Zip Code)

480.253.0323
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreements

Item 2.01	Completion of Acquisition of Assets

Sol d’or Property Agreement

On April 11, 2010 we entered into a property interest purchase option agreement (the “ Sol d’or Option Agreement”) with Perry English for Rubicon Minerals Corp. (“Rubicon”) for 100% interest in 9 claims totaling 4,104 acres in the Birch/Uchi portion of the Red Lake Mining Division.  The group of claims are located in Honeywell and McNaughton Township.   This group is host to the Sol d'or Mine.

We have acquired an option entitling us to acquire certain legal and beneficial interests in and to the Property, and to participate in the further exploration and, if deemed warranted, the development of the Property.  Specifically, we have acquired a right and option to acquire undivided legal and beneficial interests of up to 100% in the Property free and clear of all liens, charges and claims of others.

In order for us to exercise the option and acquire the 100% interest we are required to make the following payments to Rubicon,  prior to the fourth anniversary of the date of the Option Agreement (the “Option Deadline”):

1	an initial payment of $16,000, which has been paid by us; and issue that number of common shares that equals a value of 20,000

2	Pay a further $15,000 on the first anniversary of the Effective Date and issue that number of common shares that equals a value of $20,000;

3	Pay a further $20,000 on the second anniversary of the Effective Date and issue that number of common shares that equals a value of $20,000;

4	Pay a further $25,000 on the third anniversary of the Effective Date and issue that number of common shares that equals a value of $20,000; and

5	Pay a further $35,000 on the fourth anniversary of the Effective Date.

If Big Bear commences commercial production on any part of the Claims, Big Bear shall pay to Rubicon a royalty calculated at 2% of the net smelter returns.

Big Bear may purchase at any time  from Rubicon one-half (1/2) of the 2% net smelter returns production royalty by way of a onetime payment to Rubicon of the sum One Million Dollars ($1,000,000.00).

Stevens Lake Property Agreement

On April 13, 2010, (the “Effective Date”) we entered into a property interest purchase option agreement (the “Stevens Lake Option Agreement”) with Perry English for Rubicon Minerals Corp. (“Rubicon”) for 100% interest in 3 claims totaling 96 acres (the “Claims”) in the Birch/Uchi portion of the Red Lake Mining Division of Northwestern Ontario, Canada, which Claims are more particularly described in Exhibit “B” attached to the Option Agreement.  The Claims are hereafter referred to as the “Property”.

We have acquired an option entitling us to acquire certain legal and beneficial interests in and to the Property, and to participate in the further exploration and, if deemed warranted, the development of the Property.  Specifically, we have acquired a right and option to acquire undivided legal and beneficial interests of up to 100% in the Property free and clear of all liens, charges and claims of others.

In order for us to exercise the option and acquire the 100% interest we are required to make the following payments to Rubicon,  prior to the fourth anniversary of the date of the Option Agreement (the “Option Deadline”):

1	an initial payment of $7,000, which has been paid by us; and issue that number of common shares that equals a value of 20,000

2	pay a further $12,000 on the first anniversary of the Effective Date and issue that number of common shares that equals a value of $20,000;

3	pay a further $15,000 on the second anniversary of the Effective Date and issue that number of common shares that equals a value of $20,000;

4	pay a further $20,000 on the third anniversary of the Effective Date and issue that number of common shares that equals a value of $20,000; and
-5	pay a further $30,000 on the fourth anniversary of the Effective Date.

If Big Bear commences commercial production on any part of the Claims, Big Bear shall pay to Rubicon a royalty calculated at 2% of the net smelter returns.

Big Bear may purchase at any time  from Rubicon one-half (1/2) of the 2% net smelter returns production royalty by way of a onetime payment to Rubicon of the sum One Million Dollars ($1,000,000.00).

Notice Regarding Forward-Looking Statements

This current report contains "forward-looking statements," as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future, including but not limited to, making the required payments to Rubicon or making the required expenditures in regards to the Property for the completion of the acquisition of the interests in the Property, and the anticipated expenses and capital costs associated with the exploration of the Property.

Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with mineral exploration. We are not in control of metals prices and these could vary to make exploration and development uneconomic and inhibit any required financing activities. These forward-looking statements are made as of the date of this current report, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that the beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our most recent annual report for our last fiscal year, our quarterly reports, and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

10.01	Sol d’or Purchase Option Agreement between Big Bear Mining Corp. and Perry Vern English for Rubicon Minerals Corp., dated, April 14, 2010.
10.02	Stevens Lake Purchase Option Agreement between Big Bear Mining Corp. and Perry Vern English for Rubicon Minerals Corp., dated, April 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG BEAR MINING CORP.

/s/ Steve Rix
Steve Rix
President, Secretary, Treasurer and Director
Date: April 23, 2010